Exhibit 10.3

Execution Version

Amendment to

Second Amended and Restated Limited Partnership Agreement of

KKR Fund Holdings L.P.

Amendment, dated August 5, 2014 (this “Amendment”) among KKR Group Holdings L.P., an exempted limited partnership formed under the laws of the Cayman Islands (“KKR Group Holdings”), and KKR Fund Holdings GP Limited, an exempted company formed under the laws of the Cayman Islands (“KKR Fund Holdings GP”), as general partners, and KKR Intermediate Partnership L.P., a Cayman Islands exempted limited partnership (“KKR Intermediate Partnership”), as limited partner, to the Second Amended and Restated Limited Partnership Agreement, dated October 1, 2009 (the “Agreement”), of KKR Fund Holdings L.P. (the “Partnership”).

W I T N E S S E T H

WHEREAS, the Partners (capitalized terms used in this Amendment but not defined herein shall have the meanings assigned to such terms in the Agreement) wish to amend the Agreement pursuant to Section 10.12 of the Agreement.

NOW, THEREFORE, in consideration of the mutual promises and agreements herein made and intending to be legally bound hereby, the parties hereto agree as follows:

1.                                      Amendments to Section 9.02(a) of the Agreement.

(a)  Section 9.02 (a) of the Agreement is hereby amended by inserting, after the first sentence of Section 9.02(a), the following new sentence:

“A director, officer, partner, trustee, manager, member, employee or agent of a wholly-owned subsidiary of the Partnership or any other subsidiary designated from time to time by the Partnership (a “ Subsidiary Person”) will be deemed to be serving at the request of the Partnership as a director, officer, partner, trustee, manager, member, employee or agent of such subsidiary as an Other Company for purposes of this Section 9.02 (regardless of whether such person is or was a director, officer, partner, trustee, manager, member, employee or agent of a Partner), and the Partnership shall indemnify such Subsidiary Person in accordance with this Section 9.02; provided that such person shall not be entitled to indemnification hereunder to the extent (i) such person’s conduct constituted fraud, bad faith or willful misconduct or (ii) such person’s actions or omissions were not made during the course of performing or otherwise in connection with (x) his or her duties as a director, officer, partner, trustee, manager, member, employee or agent of such subsidiary or an affiliate thereof or (y) a request made by such subsidiary or an affiliate thereof.”

(b)   The second sentence of Section 9.02(a) is hereby amended by:

(i) Deleting the words “preceding sentence” and replacing the same with “foregoing two sentences”;

(ii)   Deleting the words “such sentence” and replacing the same with “the foregoing sentences”; and

(iii)  Adding the words “or, in the case of a Subsidiary Person, such subsidiary or a General Partner” after the words “authorized by a General Partner”;

(c)   The third sentence of Section 9.02(a) is hereby amended by:

(i)  Adding the words “(including such subsidiary)” after the words “the relevant Other Company”; and

(ii)  Deleting the words “first sentence” and replacing the same with “first two sentences”.

2.                                      The Agreement is hereby amended by the insertion of the following new Section 7.11:

“SECTION 7.11.                                  Conversion of Interest of General Partner. Notwithstanding any other provision in this Agreement, a General Partner may, without the consent of any other Partner, elect to convert all or a portion of its interest in the Partnership that is held or deemed to be held by it as a limited partner of the Partnership so that it is held or deemed to be held by such General Partner as a general partner of the Partnership for the purposes of this Agreement and the Act.”

3.                                      The Agreement is hereby amended by the insertion of the following new Section 3.07:

“SECTION 3.07.                                  Authority to Bind the Partnership. Notwithstanding any other provision in this Agreement, any one General Partner may, without the consent of any other Partner, exercise any authority, consent or power granted to the General Partners pursuant to this Agreement or the Act to the exclusion of any other General Partner and each General Partner (the “Appointing General Partner”) hereby appoints each other General Partner as its agent and attorney-in-fact, with power of substitution, to undertake all or any acts on behalf of the Appointing General Partner, including, without limitation, to enter into all letters, contracts, deeds, instruments or documents whatsoever to be entered into on behalf of the Appointing General Partner on behalf of the Partnership.”

4.                                      Section 10.13 of the Agreement is hereby deleted in its entirety and replaced with the following:

“SECTION 10.13.                           No Third Party Beneficiaries.  This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and successors and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided that each Person entitled to indemnification pursuant to Section 9.02 of this Agreement (i) may in such Person’s own right enforce Section 9.02 subject to and in accordance with the provisions of the Contracts (Rights of Third Parties) Law, 2014, as it may be amended from time to time, but (ii) shall not be entitled or required to consent to any amendment, variation or rescission of Section 9.02 or have any right under Section 10.12 or any other section of this Agreement.”

5.                                      Restatement.  Each General Partner is authorized to restate the Agreement to reflect the provisions of this Amendment.

6.                                      Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the Cayman Islands, without regard to otherwise governing principles of conflicts of law.

7.                                      Headings.  The headings and subheadings herein are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Amendment or any provision hereof.

8.                                      Counterparts.   This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same amendment. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts for purposes of this paragraph 8.

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as a deed by the undersigned on the date first above written.

Executed and delivered as a deed by:

KKR GROUP HOLDINGS L.P.

By:	KKR Group Limited,
	its general partner	Witnessed by:

By:	/s/ William Janetschek	/s/ Christopher Lee
	Name: William Janetschek	Name: Christopher Lee
Title: Director

Executed and delivered as a deed by:

KKR FUND HOLDINGS GP LIMITED
Witnessed by:

By:	/s/ William Janetschek	/s/ Christopher Lee
	Name: William Janetschek	Name: Christopher Lee
Title: Director

Executed and delivered as a deed by:

KKR INTERMEDIATE PARTNERSHIP L.P.

By:	KKR Intermediate Partnership GP Limited,
	its general partner	Witnessed by:

By:	/s/ William Janetschek	/s/ Christopher Lee
	Name: William Janetschek	Name: Christopher Lee
Title: Director

And

By:	KKR & Co. L.L.C.,
	its general partner	Witnessed by:

By:	/s/ William Janetschek	/s/ Christopher Lee
	Name: William Janetschek	Name: Christopher Lee
Title: Authorized Person

Signature Page to Amendment to
Second Amended and Restated Limited Partnership Agreement of KKR Fund Holdings L.P.